Exhibit 10.6

PORTOLA PHARMACEUTICALS, INC.

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

November 18, 2011

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TABLE OF CONTENTS

(CONTINUED)

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PORTOLA PHARMACEUTICALS, INC.

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

THIS THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (the “Agreement”) is entered into as of the 18th day of November, 2011, by and among PORTOLA PHARMACEUTICALS, INC., a Delaware corporation (the “Company”), and the investors listed on Exhibit A hereto, referred to hereinafter as the “Investors” and each individually as an “Investor.”

RECITALS

WHEREAS, certain of the Investors (the “Prior Investors”) are holders of the Company’s Series A Preferred Stock (the “Series A Stock”), Series B Preferred Stock (the “Series B Stock”), and/or Series C Preferred Stock (the “Series C Stock,” where the the Series A Stock, the Series B Stock, the Series C Stock, the Series 1 Stock (as defined below) and the Series D Stock (as defined below) shall be referred to herein collectively as the “Preferred Stock”) and are parties to that certain Second Amended and Restated Investor Rights Agreement dated as of April 30, 2007, as amended (the “Prior Agreement”);

WHEREAS, the Company and the Prior Investors desire to amend and restate the Prior Agreement as set forth herein and to receive the rights created pursuant to this Agreement in lieu of the rights granted under the Prior Agreement;

WHEREAS, certain of the Investors are purchasing shares of the Company’s Series D Preferred Stock (the “Series D Stock”) on the date hereof pursuant to that certain Series D Preferred Stock Purchase Agreement dated November 11, 2011 (the “Series D Purchase Agreement”);

WHEREAS, certain of the Investors will be purchasing shares of the Company’s Series 1 Preferred Stock (the “Series 1 Stock”) on a date later than the date hereof pursuant to that certain Series 1 Preferred Stock Purchase Agreement dated October 26, 2011 (the “Series 1 Purchase Agreement,” where the Series D Purchase Agreement and the Series 1 Purchase Agreement shall be referred to herein collectively as the “Purchase Agreements”);

WHEREAS, the obligations in the Purchase Agreements are conditioned upon the execution and delivery of this Agreement; and

WHEREAS, in connection with the consummation of the transactions contemplated by the Purchase Agreements, the parties desire to enter into this Agreement in order to grant registration, information rights and other rights to the Investors as set forth below.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree hereto as follows:

SECTION 1. GENERAL.

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1.1 Definitions. As used in this Agreement the following terms shall have the following respective meanings:

(a) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(b) “Form S-3” means such form under the Securities Act as in effect on the date hereof or any successor or similar registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

(c) “Holder” means any person owning of record Registrable Securities that have not been sold to the public or any assignee of record of such Registrable Securities in accordance with Section 2.10 hereof, provided, however, that General Electric Capital Corporation (“GECC”) shall be deemed to be a “Holder” solely with respect to Sections 2.3, 2.5, 2.6, 2.7, 2.8, 2.9, 2.10, 2.11, 2.13, 2.14, and 5 hereof and Hercules Technology Growth Capital (“Hercules”) shall be deemed to be a “Holder” solely with respect to Sections 2 and 5 hereof and Biogen Idec MA Inc. (“Biogen”) shall be deemed to be a “Holder” solely with respect to Sections 2, 3.1(b), 3.1(c), 3.2 and 5 hereof.

(d) “Initial Offering” means the Company’s first firm commitment underwritten public offering of its Common Stock registered under the Securities Act in which all of the then-outstanding shares of the Company’s preferred stock are converted to Common Stock.

(e) “Register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

(f) “Registrable Securities” means (a) Common Stock of the Company issuable or issued upon conversion of the Shares, (b) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities, (c) shares of Common Stock issued or issuable upon exercise of that certain Warrant to Purchase Shares of Preferred Stock issued to GECC dated as of January 21, 2005, solely with respect to Sections 2.3, 2.5, 2.6, 2.7, 2.8, 2.9, 2.10, 2.11, 2.13, 2.14, and 5 hereof, or (d) shares of Common Stock issued or issuable upon exercise of that certain Warrant to Purchase Shares of Preferred Stock issued to Hercules dated as of September 28, 2006, solely with respect to Sections 2 and 5 hereof. Notwithstanding the foregoing, Registrable Securities shall not include any securities (i) sold by a person to the public either pursuant to a registration statement or Rule 144, (ii) sold in a private transaction in which the transferor’s rights under Section 2 of this Agreement are not assigned or (iii) held by a Holder (together with its affiliates) if, as reflected on the Company’s list of stockholders of record, such Holder (together with its affiliates) holds less than 1% of the Company’s outstanding Common Stock (treating all shares of Preferred Stock on an as converted basis), the Company has completed its Initial Offering and all shares of Common Stock of the Company issuable or issued upon conversion of the Shares held by and issuable to such Holder (and its affiliates) may be sold pursuant to Rule 144 during any ninety (90) day period.

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(g) “Registrable Securities then outstanding” shall be the number of shares of the Company’s Common Stock that are Registrable Securities and either (a) are then issued and outstanding or (b) are issuable pursuant to then exercisable or convertible securities.

(h) “Registration Expenses” shall mean all expenses incurred by the Company in complying with Sections 2.2, 2.3 and 2.4 hereof, including, without limitation, all registration and filing fees, qualification fees, printing and accounting expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements not to exceed twenty-five thousand dollars ($25,000) of a single special counsel for the Holders, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

(i) “SEC” or “Commission” means the Securities and Exchange Commission.

(j) “Securities Act” shall mean the Securities Act of 1933, as amended.

(k) “Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the sale.

(l) “Shares” shall mean the Company’s Preferred Stock held from time to time by the Investors listed on Exhibit A hereto and their permitted assigns.

(m) “Special Registration Statement” shall mean (i) a registration statement relating to any employee benefit plan or (ii) with respect to any corporate reorganization or transaction under Rule 145 of the Securities Act, including any registration statements related to the issuance or resale of securities issued in such a transaction or (iii) a registration related to stock issued upon conversion of debt securities.

SECTION 2. REGISTRATION; RESTRICTIONS ON TRANSFER.

2.1 Restrictions on Transfer.

(a) Each Holder agrees not to make any disposition of all or any portion of the Shares or Registrable Securities unless and until:

(i) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(ii) (A) the transferee has agreed in writing to be bound by the terms of this Agreement, (B) such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the proposed disposition, and (C) if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144, except in unusual

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circumstances. After its Initial Offering, the Company will not require the transferee to be bound by the terms of this Agreement.

(b) Notwithstanding the provisions of subsection (a) above, no such restriction shall apply to a transfer by a Holder that is (A) a partnership transferring to its partners or former partners in accordance with partnership interests, (B) a corporation transferring to an entity that controls, is controlled by or is under common control with the Holder (an “Affiliate”), (C) a limited liability company transferring to its members or former members in accordance with their interest in the limited liability company, (D) an individual transferring to the Holder’s family member or trust for the benefit of an individual Holder, or (E) an entity transferring to any affiliate of such entity, including a limited partnership, fund, or other investment firm managed by or under common investment management with such entity; provided that in each case the transferee will agree in writing to be subject to the terms of this Agreement to the same extent as if he were an original Holder hereunder.

(c) Each certificate representing Shares or Registrable Securities shall be stamped or otherwise imprinted with legends substantially similar to the following (in addition to any legend required under applicable state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN INVESTOR RIGHTS AGREEMENT BY AND BETWEEN THE STOCKHOLDER AND THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.

(d) The Company shall be obligated to reissue promptly unlegended certificates at the request of any Holder thereof if the Company has completed its Initial Offering and the Holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification and legend.

(e) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed

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upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

(f) Notwithstanding the provisions of paragraphs (a) and (b) above, the Company will not be obligated to effect any disposition of all or any portion of the Securities held by a Holder if such disposition would require the Company to register securities pursuant to Section 12(g) of the Exchange Act.

2.2 Demand Registration.

(a) Subject to the conditions of this Section 2.2, if the Company shall receive a written request from the Holders of a majority of the Registrable Securities (the “Initiating Holders”) that the Company file a registration statement under the Securities Act having an aggregate offering price to the public of not less than ten million dollars ($10,000,000) (a “Qualified Public Offering”), then the Company shall, within thirty (30) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 2.2, effect, as expeditiously as reasonably possible, the registration under the Securities Act of all Registrable Securities that all Holders request to be registered.

(b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.2 or any request pursuant to Section 2.4 and the Company shall include such information in the written notice referred to in Section 2.2(a) or Section 2.4(a), as applicable. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 2.2 or Section 2.4, if the underwriter advises the Company in writing that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities) then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities on a pro rata basis based on the number of Registrable Securities held by all such Holders (including the Initiating Holders); provided, however, that the number of shares of Registrable Securities to be included in such underwriting and registration shall not be reduced unless all other securities are first entirely excluded from the underwriting and registration. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

(c) The Company shall not be required to effect a registration pursuant to this Section 2.2:

(i) prior to one hundred eighty (180) days following the effective date of the registration statement pertaining to the Initial Offering;

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(ii) after the Company has effected two (2) registrations pursuant to this Section 2.2, and such registrations have been declared or ordered effective;

(iii) during the period starting with the date of filing of, and ending on the date one hundred eighty (180) days following the effective date of the registration statement pertaining to a public offering, other than pursuant to a Special Registration Statement; provided that the Company makes reasonable good faith efforts to cause such registration statement to become effective and provided, in the case of a public offering other than the Initial Offering, that the Initiating Holders were permitted to register such shares as requested to be registered pursuant to Section 2.3 hereof without reduction by the underwriter thereof;

(iv) if within thirty (30) days of receipt of a written request from Initiating Holders pursuant to Section 2.2(a), the Company gives notice to the Holders of the Company’s intention to file a registration statement for a public offering, other than pursuant to a Special Registration Statement within ninety (90) days;

(v) if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 2.2, a certificate signed by the Chairman of the Board of Directors stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; provided that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period;

(vi) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.4 below; or

(vii) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

2.3 Piggyback Registrations. The Company shall notify all Holders of Registrable Securities in writing at least thirty (30) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding Special Registration Statements) and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within fifteen (15) days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may

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be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

(a) Underwriting. If the registration statement under which the Company gives notice under this Section 2.3 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to be included in a registration pursuant to this Section 2.3 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Agreement, if the underwriter determines in good faith that market conditions require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to the Holders on a pro rata basis based on the total number of Registrable Securities held by the Holders participating in such underwriting; and third, to any stockholder of the Company (other than a Holder) on a pro rata basis. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder which is a partnership or corporation, the partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing person shall be deemed to be a single “Holder,” and any pro rata reduction with respect to such “Holder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “Holder,” as defined in this sentence.

(b) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.5 hereof.

2.4 Form S-3 Registration. In case the Company shall receive from any Holder or Holders of Registrable Securities a written request or requests that the Company effect a registration on Form S-3 (or any successor to Form S-3) or any similar short-form registration statement and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

(a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities; and

(b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any

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other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.4:

(i) if Form S-3 is not available for such offering by the Holders;

(ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than five million dollars ($5,000,000);

(iii) if within thirty (30) days of receipt of a written request from any Holder or Holders pursuant to this Section 2.4, the Company gives notice to such Holder or Holders of the Company’s intention to make a public offering within ninety (90) days, other than pursuant to a Special Registration Statement;

(iv) if the Company shall furnish to the Holders a certificate signed by the Chairman of the Board of Directors of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 2.4; provided that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period; or

(v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

(c) Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the requests of the Holders. Registrations effected pursuant to this Section 2.4 shall not be counted as demands for registration or registrations effected pursuant to Section 2.2.

2.5 Expenses of Registration. Except as specifically provided herein, all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 2.2 or any registration under Section 2.3 or Section 2.4 herein shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered. The Company shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to Section 2.2 or 2.4, the request of which has been subsequently withdrawn by the Initiating Holders unless (a) the withdrawal is based upon material adverse information concerning the Company of which the Initiating Holders were not aware at the time of such request or (b) the Holders of a majority of Registrable Securities agree to forfeit their right to one requested registration pursuant to Section 2.2 or Section 2.4, as

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applicable, in which event such right shall be forfeited by all Holders. If the Holders are required to pay the Registration Expenses, such expenses shall be borne by the holders of securities (including Registrable Securities) requesting such registration in proportion to the number of shares for which registration was requested. If the Company is required to pay the Registration Expenses of a withdrawn offering pursuant to clause (a) above, then the Holders shall not forfeit their rights pursuant to Section 2.2 or Section 2.4 to a demand registration.

2.6 Obligations of the Company. Whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to ninety (90) days or, if earlier, until the Holder or Holders have completed the distribution related thereto; provided, however, that at any time, upon written notice to the participating Holders and for a period not to exceed ninety (90) days thereafter (the “Suspension Period”), the Company may delay the filing or effectiveness of any registration statement or suspend the use or effectiveness of any registration statement (and the Initiating Holders hereby agree not to offer or sell any Registrable Securities pursuant to such registration statement during the Suspension Period) if the Company reasonably believes that the Company may, in the absence of such delay or suspension hereunder, be required under state or federal securities laws to disclose any corporate development the disclosure of which could reasonably be expected to have a material adverse effect upon the Company, its stockholders, a potentially significant transaction or event involving the Company, or any negotiations, discussions, or proposals directly relating thereto. In the event that the Company shall exercise its right to delay or suspend the filing or effectiveness of a registration hereunder, the applicable time period during which the registration statement is to remain effective shall be extended by a period of time equal to the duration of the Suspension Period. No more than one (1) such Suspension Period shall occur in any twelve (12) month period. If so directed by the Company in writing, all Holders registering shares under such registration statement shall use their reasonable best efforts to deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holders’ possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

(b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in subsection (a) above.

(c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

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(d) Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. The Company will use reasonable efforts to amend or supplement such prospectus in order to cause such prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

(h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

(i) Use its reasonable best efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities, and (ii) a letter, dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering addressed to the underwriters.

2.7 Termination of Registration Rights. All registration rights granted under this Section 2 shall terminate and be of no further force and effect on the earlier of: (a) the date of the closing of an Acquisition or Asset Transfer, each as defined in the Company’s Amended and Restated Certificate of Incorporation as in effect as of the date hereof, in which the consideration received by the Company’s stockholders consists of either cash, securities that are transferable

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without restriction or a combination thereof, and, in the case of an Acquisition, in which all Registrable Securities are exchanged for securities of the surviving entity or its parent or (b) the later of (i) one (1) year after the date of the Initial Offering or (ii) with respect to each Holder, at such time as the (A) Company’s capital stock is publicly traded and (B) such Holder is entitled to sell all of its shares pursuant to Rule 144 of the Securities Act during any ninety (90) day period.

2.8 Delay of Registration; Furnishing Information.

(a) No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration initiated by the Holders as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

(b) It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2.2, 2.3 or 2.4 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

(c) The Company shall have no obligation with respect to any registration requested pursuant to Section 2.2 or Section 2.4 if, due to the operation of subsection 2.2(b), the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company’s obligation to initiate such registration as specified in Section 2.2 or Section 2.4, whichever is applicable.

2.9 Indemnification. In the event any Registrable Securities are included in a registration statement under Sections 2.2, 2.3 or 2.4:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, members, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”) by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement or incorporated by reference therein, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will reimburse each such Holder, partner, member, officer, director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with

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investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this Section 2.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, member, officer, director, underwriter or controlling person of such Holder.

(b) To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder’s partners, directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, or partner, director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any of the following statements: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement or incorporated by reference therein, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act (collectively, a “Holder Violation”), in each case to the extent (and only to the extent) that such Holder Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, or partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Holder Violation; provided, however, that the indemnity agreement contained in this Section 2.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity under this Section 2.9 exceed the net proceeds from the offering received by such Holder.

(c) Promptly after receipt by an indemnified party under this Section 2.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to

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assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.9, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.9.

(d) If the indemnification provided for in this Section 2.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) or Holder Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided that in no event shall any contribution by a Holder, when combined with any amounts paid by such Holder pursuant to Section 2.9(b), exceed the net proceeds from the offering received by such Holder.

(e) The obligations of the Company and Holders under this Section 2.9 shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this Agreement. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

2.10 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned by a Holder to a transferee or assignee of Registrable Securities that (a) is a general partner, limited partner, retired partner, member or former member, or affiliate of a Holder, (b) is a Holder’s family member or trust for the benefit of an individual Holder, or (c) acquires at least twenty-five percent (25%) of the Holder’s Registrable Securities (as adjusted for stock splits and combinations); provided, however, that all shares of Registrable Securities held by an Affiliate of Holder shall be aggregated for purposes of the calculation in subsection (c); provided further, however, (i) the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such

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registration rights are being assigned and (ii) such transferee shall agree to be subject to all restrictions set forth in this Agreement.

2.11 Amendment of Registration Rights. Any provision of this Section 2 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of at least two-thirds of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this Section 2.11 shall be binding upon each Holder and the Company. By acceptance of any benefits under this Section 2, Holders of Registrable Securities hereby agree to be bound by the provisions hereunder.

2.12 Limitation on Subsequent Registration Rights. Other than as provided in Section 5.11, after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least at least two-thirds of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder registration rights senior to those granted to the Holders hereunder, other than the right to a Special Registration Statement.

2.13 “Market Stand-Off” Agreement. Each Holder hereby agrees that such Holder shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale of, any Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of the initial registration statement of the Company filed under the Securities Act; provided that all officers and directors of the Company and holders of at least five percent (5%) of the Company’s voting securities enter into similar agreements. Notwithstanding the foregoing, the Company shall use all reasonable efforts to have any early release from the lock-up period contained in the agreement to be apportioned pro rata among all Holders.

2.14 Agreement to Furnish Information. Each Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter that are consistent with the Holder’s obligations under Section 2.13 or that are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, each Holder shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in Section 2.13 and this Section 2.14 shall not apply to a Special Registration Statement. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period. Each Holder agrees that any transferee of any shares of Registrable Securities shall be bound by Sections 2.13 and 2.14. The underwriters of the Company’s stock are intended third party beneficiaries of Sections 2.13 and 2.14 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

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2.15 Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

(a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

(b) File with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

(c) So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company filed with the Commission; and such other reports and documents as a Holder may reasonably request in connection with availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

SECTION 3. COVENANTS OF THE COMPANY.

3.1 Basic Financial Information and Reporting.

(a) The Company will maintain true books and records of account in which full and correct entries will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with generally accepted accounting principles consistently applied (except as noted therein or as disclosed to the recipients thereof), and will set aside on its books all such proper accruals and reserves as shall be required under generally accepted accounting principles consistently applied.

(b) So long as an Investor (with its affiliates) shall own not less than two million (2,000,000) shares of Registrable Securities (as adjusted for stock splits and combinations) (a “Major Investor”), as soon as practicable after the end of each fiscal year of the Company, and in any event within one hundred twenty (120) days thereafter, the Company will furnish such Major Investor a balance sheet of the Company, as at the end of such fiscal year, and a statement of income and a statement of cash flows of the Company, for such year, all prepared in accordance with generally accepted accounting principles consistently applied (except as noted therein or as disclosed to the recipients thereof) and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail. Such financial statements shall be accompanied by a report and opinion thereon by independent public accountants of national standing selected by the Company’s Board of Directors. For purposes of Section 3.1 and 3.2 only, each of T. Rowe Price Associates, Inc. and Goldman Sachs Investment Partners Master Fund, L.P. shall be deemed a “Major Investor.” Notwithstanding the foregoing, Biogen shall be deemed a “Major Investor” for purposes of Sections 3.1(b), 3.1(c) and 3.2 only.

(c) The Company will furnish to a Major Investor, to the extent requested by such Major Investor, as soon as practicable after the end of the first, second and third quarterly

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accounting periods in each fiscal year of the Company, and in any event within forty-five (45) days thereafter, a balance sheet of the Company as of the end of each such quarterly period, and a statement of income and a statement of cash flows of the Company for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles consistently applied (except as noted therein or as disclosed to the recipients thereof), with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made.

(d) To the extent requested by a Major Investor, the Company will furnish each such Major Investor at least fifteen (15) days prior to the beginning of each fiscal year an annual budget and operating plans for such fiscal year (and as soon as available, any subsequent written revisions thereto).

(e) To the extent requested, the Company agrees to use commercially reasonable efforts to provide financial information reasonably requested by the independent auditor (the “MPI Auditor”) of Millennium Pharmaceuticals, Inc. (“Millennium”) in order for the MPI Auditor to evaluate any required accounting issues that may arise as a result of Millennium’s purchase of Series A Stock.

3.2 Inspection Rights. Each Major Investor shall have the right to visit and inspect any of the properties of the Company or any of its subsidiaries, and to discuss the affairs, finances and accounts of the Company or any of its subsidiaries with its officers, and to review such information as is reasonably requested all at such reasonable times and as often as may be reasonably requested; provided, however, that the Company shall not be obligated under this Section 3.2 with respect to a competitor of the Company or with respect to information which the Board of Directors determines in good faith is confidential or attorney-client privileged and should not, therefore, be disclosed.

3.3 Confidentiality of Records. Each Investor agrees to use the same degree of care as such Investor uses to protect its own confidential information to keep confidential any information furnished to such Investor hereof that the Company identifies as being confidential or proprietary (so long as such information is not in the public domain), except that such Investor may disclose such proprietary or confidential information (i) to any partner, member, subsidiary, parent or Affiliate of such Investor for the purpose of evaluating its investment in the Company or under obligation of any partnership agreement or limited liability operating agreement, and as long as such partner, member, subsidiary, parent or Affiliate is advised of and agrees or has agreed to be bound by the confidentiality provisions of this Section 3.3 or comparable restrictions; (ii) at such time as it enters the public domain through no fault of such Investor; (iii) that is communicated to it free of any obligation of confidentiality; or (iv) that is developed by Investor or its agents independently of and without reference to any confidential information communicated by the Company.

3.4 Reservation of Common Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the conversion of the Preferred Stock, all Common Stock issuable from time to time upon such conversion.

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3.5 Stock Vesting. Unless otherwise approved by the Board of Directors, all stock options and other stock equivalents issued after the date of this Agreement to employees, directors, consultants and other service providers shall be subject to vesting as follows: (a) twenty-five percent (25%) of such stock shall vest at the end of the first year following the date of issuance and (b) seventy-five percent (75%) of such stock shall vest monthly over the next three (3) years. With respect to any shares of stock purchased by any such person, the Company’s repurchase option shall provide that upon such person’s termination of employment or service with the Company, with or without cause, the Company or its assignee shall have the option to purchase at cost any unvested shares of stock held by such person.

3.6 Key Man Insurance. Unless otherwise determined by the Board of Directors, the Company will maintain in full force and effect term life insurance on the life of William Lis naming the Company as beneficiary.

3.7 Proprietary Information and Inventions Agreement. The Company shall require all employees and consultants to execute and deliver a Proprietary Information and Inventions Agreement substantially in a form approved by the Company’s counsel.

3.8 Assignment of Right of First Refusal. In the event the Company elects not to exercise any right of first refusal or right of first offer the Company may have on a proposed transfer of any of the Company’s outstanding capital stock pursuant to the Company’s charter documents, by contract or otherwise, the Company shall, to the extent it may do so, assign such right of first refusal or right of first offer to each Major Investor. In the event of such assignment, each Major Investor shall have a right to purchase its pro rata portion of the capital stock proposed to be transferred. Each Major Investor’s pro rata portion shall be equal to the product obtained by multiplying (i) the aggregate number of shares proposed to be transferred by (ii) a fraction, the numerator of which is the number of shares of Registrable Securities held by such Major Investor at the time of the proposed transfer and the denominator of which is the total number of shares owned by all Major Investors at the time of such proposed transfer.

3.9 Directors’ Expenses. The Company shall reimburse directors for reasonable travel expenses incurred by such directors in connection with their attendance at meetings of the Board of Directors.

3.10 Directors’ Liability and Indemnification. The Company’s Certificate of Incorporation and Bylaws shall provide (a) for elimination of the liability of directors to the maximum extent permitted by law and (b) for indemnification of directors for acts on behalf of the Company to the maximum extent permitted by law. The Company shall maintain Directors’ and Officers’ Insurance in an amount at least equal to $10,000,000. The Company shall also enter into customary indemnification agreements with each of its directors within 180 days following the date of this Agreement.

3.11 Board Observers. The Company shall invite a representative of Maxwell (Mauritius) Pte Ltd (“Maxwell”) to attend all meetings of its Board of Directors in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents and other material that it provides to its directors; provided, however, that the Company reserves the right to exclude such representative from access to any material or

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meeting or portion thereof if the Company believes upon advice of counsel that such exclusion is reasonably necessary to preserve the attorney-client privilege, to protect highly confidential proprietary information or for other similar reasons. The Company shall invite a representative of Eastern Capital Limited (“Eastern”) to attend all meetings of its Board of Directors in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents and other material that it provides to its directors; provided, however, that the Company reserves the right to exclude such representative from access to any material or meeting or portion thereof if the Company believes upon advice of counsel that such exclusion is reasonably necessary to preserve the attorney-client privilege, to protect highly confidential proprietary information or for other similar reasons.

3.12 Termination of Covenants. All covenants of the Company contained in Section 3 of this Agreement (other than the provisions of Section 3.3 and 3.10) shall expire and terminate as to each Investor upon the earlier of (i) the effective date of the registration statement pertaining to the Initial Offering or (ii) the date of the closing of an Acquisition or Asset Transfer, each as defined in the Company’s Amended and Restated Certificate of Incorporation as in effect as of the date hereof; provided, that the covenants of the Company contained in Section 3.11 shall expire and terminate (a) as to Maxwell upon the earlier of (x) the effective date of the registration statement pertaining to the Initial Offering or (y) such time as Maxwell ceases to hold any shares of the Company’s stock, and (b) as to Eastern upon the earlier of (x) the effective date of the registration statement pertaining to the Initial Offering or (y) such time as Eastern ceases to hold any shares of the Company’s stock.

SECTION 4. RIGHTS OF FIRST REFUSAL.

4.1 Subsequent Offerings. Subject to applicable securities laws, each Major Investor shall have a right of first refusal to purchase its pro rata share of all Equity Securities, as defined below, that the Company may, from time to time, propose to sell and issue after the date of this Agreement, other than the Equity Securities excluded by Section 4.7 hereof. Each Major Investor’s pro rata share is equal to the ratio of (a) the number of shares of the Company’s Common Stock (including all shares of Common Stock issuable or issued upon conversion of the Shares or upon the exercise of any outstanding warrants or options) which such Major Investor is deemed to be a holder immediately prior to the issuance of such Equity Securities to (b) the total number of shares of the Company’s outstanding Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Shares or upon the exercise of any outstanding warrants or options) immediately prior to the issuance of the Equity Securities. The term “Equity Securities” shall mean (i) any Common Stock, Preferred Stock or other security of the Company, (ii) any security convertible into or exercisable or exchangeable for, with or without consideration, any Common Stock, Preferred Stock or other security (including any option to purchase such a convertible security), (iii) any security carrying any warrant or right to subscribe to or purchase any Common Stock, Preferred Stock or other security or (iv) any such warrant or right.

4.2 Exercise of Rights. If the Company proposes to issue any Equity Securities, it shall give each Major Investor written notice of its intention, describing the Equity Securities, the price and the terms and conditions upon which the Company proposes to issue the same. Each Major Investor shall have fifteen (15) days from the giving of such notice to agree to purchase its

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pro rata share of the Equity Securities for the price and upon the terms and conditions specified in the notice by giving written notice to the Company and stating therein the quantity of Equity Securities to be purchased. Notwithstanding the foregoing, the Company shall not be required to offer or sell such Equity Securities to any Major Investor who would cause the Company to be in violation of applicable federal securities laws by virtue of such offer or sale.

4.3 Issuance of Equity Securities to Other Persons. If not all of the Major Investors elect to purchase their pro rata share of the Equity Securities, then the Company shall promptly notify in writing the Major Investors who do so elect and shall offer such Major Investors the right to acquire such unsubscribed shares. The Major Investors shall have five (5) days after receipt of such notice to notify the Company of its election to purchase all or a portion thereof of the unsubscribed shares. If the Major Investors fail to exercise in full the rights of first refusal, the Company shall have ninety (90) days thereafter to sell the Equity Securities in respect of which the Major Investor’s rights were not exercised, at a price and upon general terms and conditions not materially more favorable to the purchasers thereof than specified in the Company’s notice to the Major Investors pursuant to Section 4.2 hereof. If the Company has not sold such Equity Securities within ninety (90) days of the notice provided pursuant to Section 4.2, the Company shall not thereafter issue or sell any Equity Securities, without first offering such securities to the Major Investors in the manner provided above.

4.4 Sale Without Notice. In lieu of giving notice to the Major Investors prior to the issuance of Equity Securities as provided in Section 4.2, the Company may elect to give notice to the Major Investors within thirty (30) days after the issuance of Equity Securities. Such notice shall describe the type, price and terms of the Equity Securities. Each Major Investor shall have twenty (20) days from the date of receipt of such notice to elect to purchase up to the number of shares that would, if purchased by such Major Investor, maintain such Major Investor’s pro rata share (as set forth in Section 4.1) of the Company’s equity securities. The closing of such sale shall occur within sixty (60) days of the date of notice to the Major Investors.

4.5 Termination and Waiver of Rights of First Refusal. The rights of first refusal established by this Section 4 shall not apply to, and shall terminate upon the earlier of (i) the effective date of the registration statement pertaining to the Initial Offering or (ii) the date of the closing of an Acquisition or Asset Transfer, each as defined in the Company’s Amended and Restated Certificate of Incorporation as in effect as of the date hereof. The rights of first refusal established by this Section 4 may be amended, or any provision waived with the written consent of Major Investors holding at least two-thirds of the Registrable Securities held by all Major Investors, or as permitted by Section 5.6.

4.6 Transfer of Rights of First Refusal. The rights of first refusal of each Major Investor under this Section 4 may be transferred to the same parties, subject to the same restrictions as any transfer of registration rights pursuant to Section 2.10.

4.7 Excluded Securities. The rights of first refusal established by this Section 4 shall have no application to any of the following Equity Securities:

(a) shares of Common Stock and/or options, warrants or other Common Stock purchase rights and the Common Stock issued pursuant to such options, warrants or other rights

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issued or to be issued after the Original Issue Date (as defined in the Company’s Amended and Restated Certificate of Incorporation as in effect as of the date hereof) to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary, pursuant to stock purchase or stock option plans or other arrangements that are approved by the Board of Directors;

(b) stock issued or issuable pursuant to any rights or agreements, options, warrants or convertible securities outstanding as of the date of this Agreement (including, without limitation, the Purchase Agreements); and stock issued pursuant to any such rights or agreements granted after the date of this Agreement, so long as the rights of first refusal established by this Section 4 were complied with or were inapplicable pursuant to any provision of this Section 4.7 with respect to the initial sale or grant by the Company of such rights or agreements;

(c) any Equity Securities issued for consideration other than cash pursuant to a merger, consolidation, acquisition, strategic alliance or similar business combination approved by the Board of Directors;

(d) shares of Common Stock issued in connection with any stock split, stock dividend, recapitalization or the like by the Company;

(e) shares of Common Stock issued upon conversion of shares of the Company’s Preferred Stock;

(f) any Equity Securities issued pursuant to any equipment loan or leasing arrangement, real property leasing arrangement, or debt financing from a bank or similar financial institution approved by the Board of Directors;

(g) any Equity Securities that are issued by the Company pursuant to a registration statement filed under the Securities Act;

(h) any Equity Securities that are issued to third-party service providers in exchange for or as partial consideration for services rendered to the Company pursuant to agreements approved by the Board of Directors; and

(i) any equity securities issued in connection with strategic transactions involving the Company and other entities, including (i) joint ventures, manufacturing, marketing or distribution arrangements or (ii) technology transfer or development arrangements; provided that the issuance of shares therein has been approved by the Board of Directors.

SECTION 5. MISCELLANEOUS.

5.1 Amendment and Restatement. The Prior Agreement is terminated in its entirety and restated herein. Such termination and restatement is effective upon execution of this Agreement by the Company and the Prior Investors holding at least two-thirds of the Registrable Securities held by all Prior Investors (as the term is defined in the Prior Agreement). Upon such execution, all provisions of, rights granted and covenants made in the Prior Agreement are hereby waived, released and terminated in their entirety and shall have no further force or effect,

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including any notice of or rights under such Prior Agreement. The rights and covenants contained in this Agreement set forth the sole and entire agreement among the Company and the holders of the Shares on the subject matter hereof and supersede any and all rights granted and covenants made under any prior agreements.

5.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California in all respects as such laws are applied to agreements among California residents entered into and to be performed entirely within California. The parties agree that any action brought by any party under or in relation to this Agreement, including without limitation to interpret or enforce any provision of this Agreement, shall be brought in, and each party agrees to and does hereby consent to the jurisdiction and venue of, any state or federal court located in the County of San Mateo or Santa Clara, California.

5.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors, assigns, heirs, executors, and administrators and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price.

5.4 Entire Agreement. This Agreement, the Exhibits and Schedules hereto, the Purchase Agreements and the other documents delivered pursuant thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any oral or written representations, warranties, covenants and agreements except as specifically set forth herein and therein. Each party expressly represents and warrants that it is not relying on any oral or written representations, warranties, covenants or agreements outside of this Agreement.

5.5 Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

5.6 Amendment and Waiver.

(a) Except as otherwise expressly provided, this Agreement may be amended or modified only upon the written consent of the Company and the holders of at least two-thirds of the then-outstanding Registrable Securities.

(b) Except as otherwise expressly provided, the obligations of the Company and the rights of the Holders under this Agreement may be waived only with the written consent of the holders of at least two-thirds of the then-outstanding Registrable Securities.

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(c) Notwithstanding the foregoing, this Agreement may not be amended or modified, nor may the obligations of the Company or the rights of the Holders under this Agreement be waived, unless each Holder adversely affected thereby in a manner different than the Holders generally has expressly consented in writing to such amendment, modification or waiver; provided, however, that, notwithstanding anything to the contrary in this Agreement, Maxwell’s rights pursuant to Sections 3.1 and 3.11 hereof may not be amended or waived without Maxwell’s prior written consent, and Eastern’s rights pursuant to Section 3.11 hereof may not be amended or waived without Eastern’s prior written consent.

(d) For the purposes of determining the number of Holders or Investors entitled to vote or exercise any rights hereunder, the Company shall be entitled to rely solely on the list of record holders of its stock as maintained by or on behalf of the Company.

5.7 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any party’s part of any breach, default or noncompliance under this Agreement or any waiver on such party’s part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to any party, shall be cumulative and not alternative.

5.8 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) two (2) days after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature pages hereof or Exhibit A hereto or at such other address or electronic mail address as such party may designate by ten (10) days advance written notice to the other parties hereto.

5.9 Attorneys’ Fees. In the event that any suit or action is instituted under or in relation to this Agreement, including without limitation to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

5.10 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

5.11 Additional Investors. Notwithstanding anything to the contrary contained herein, if the Company shall issue additional shares of its Preferred Stock pursuant to the Purchase Agreements (including, without limitation, issuing to Biogen shares of Series 1 Stock

22.

pursuant to the Series 1 Purchase Agreement), any purchaser of such shares of Preferred Stock may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement and shall be deemed an “Investor,” a “Holder” and a party hereunder. Notwithstanding anything to the contrary contained herein, if the Company shall issue Equity Securities in accordance with Section 4.7(c), Section 4.7(f) or Section 4.7(j) of this Agreement, any purchaser of such Equity Securities may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement and shall be deemed an “Investor,” a “Holder” and a party hereunder.

5.12 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

5.13 Aggregation of Stock. All shares of Registrable Securities held or acquired by affiliated entities or persons or entities under common management or control shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

5.14 Pronouns. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as the identity of the parties hereto may require.

5.15 Consent and Waiver of Prior Investors. The undersigned Prior Investors constitute Holders of at least two-thirds of the Registrable Securities outstanding pursuant to the Prior Agreement and, pursuant to Section 5.6 of the Prior Agreement, hereby consent to (i) the grant of registration rights contemplated herein, (ii) the waiver of the rights of first refusal as set forth in Section 4 of the Prior Agreement with respect to the issuance of shares of Series 1 Stock and Series D Stock pursuant to the Purchase Agreements (including any related over-allotment rights), and (iii) the waiver of any notice requirements as set forth in the Prior Agreement with respect thereto.

[SIGNATURE PAGES FOLLOW]

23.

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:

PORTOLA PHARMACEUTICALS, INC.

Signature:	/s/ Mardi C. Dier

Print Name:	Mardi C. Dier
Title:	Chief Financial Officer

Address:	270 East Grand Avenue, Suite 22 South San Francisco, CA 94080

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

MAXWELL (MAURITIUS) PTE LTD

By:	/s/ Khoo Shih
Name:	Khoo Shih
Title:	Authorized Signatory

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

INVESTORS:

EASTERN CAPITAL LIMITED

By:	/s/ Mark VanDevelde
Name:	Mark VanDevelde
Title:	Director

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

INVESTORS:

THOMAS W. PHILLIPS AND PEGGY V. PHILLIPS

By:	/s/ Thomas W. Phillips
Name:	Thomas W. Phillips

By:	/s/ Peggy V. Phillips
Name:	Peggy V. Phillips

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

INVESTORS:

THE ROBERT LEE DOUGLAS AND ELIZABETH A. STRODE REVOCABLE TRUST DATED OCTOBER 6, 1994 ELIZABETH ASH STRODE AND ROBERT LEE DOUGLAS, JR., TRUSTEES

By:	/s/ Robert Lee Douglas, Jr.
Name:	Robert Lee Douglas, Jr
Title:	Trustee

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

INVESTORS:

JEAN-JACQUES BIENAIMÉ

By:	/s/ Jean-Jacques Bienaimé
Name:	Jean-Jacques Bienaimé

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

INVESTORS:

H. WARD WOLFF

By:	/s/ H. Ward Wolff
Name:	H. Ward Wolff

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

INVESTORS:

THE RENTON FAMILY COMMUNITY PROPERTY TRUST HOLLINGS CHASE RENTON, III AND MARY LOUISE RENTON, TRUSTORS AND TRUSTEES

By:	/s/ Hollings Chase Renton, III
Name:	Hollings Chase Renton, III

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

INVESTORS:

ADVANCED TECHNOLOGY VENTURES VII, L.P.
By:	ATV Associates VII, LLC, its General Partner

By:	/s/ Jean George
Name:	Jean George
Title:	Managing Director

ADVANCED TECHNOLOGY VENTURES VII (B), L.P.
By:	ATV Associates VII, LLC, its General Partner

By:	/s/ Jean George
Name:	Jean George
Title:	Managing Director

ADVANCED TECHNOLOGY VENTURES VII (C), L.P.
By:	ATV Associates VII, LLC, its General Partner

By:	/s/ Jean George
Name:	Jean George
Title:	Managing Director

ATV ENTREPRENEURS VII, L.P.
By:	ATV Associates VII, LLC, its General Partner

By:	/s/ Jean George
Name:	Jean George
Title:	Managing Director

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

INVESTORS:

ALTA BIOPHARMA PARTNERS III, L.P.
By:	Alta BioPharma Management III, LLC

BY:	/s/ Farah Champsi
Director

ALTA BIOPHARMA PARTNERS III GMBH & CO. BETEILIGUNGS KG
By:	Alta BioPharma Management III, LLC

BY:	/s/ Farah Champsi
Director

ALTA EMBARCADERO BIOPHARMA PARTNERS III, LLC

BY:	/s/ Farah Champsi
Director

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

INVESTORS:

SUTTER HILL VENTURES, A CALIFORNIA LIMITED PARTNERSHIP

By:	/s/ Jeffrey W. Bird
Name:	Jeffrey W. Bird
Managing Director of the General Partner

YOVEST, L.P

By:	/s/ Robert Yin
William H. Younger, Jr., Trustee of
The William H. Younger, Jr. Revocable Trust
U/A/D 8/5/09,
General Partner

G. LEONARD BAKER, JR. AND MARY ANNE BAKER, CO-TRUSTEES OF THE BAKER REVOCABLE TRUST U/A/D 2/3/03
By:	/s/ Robert Yin
G. Leonard Baker, Jr., Trustee

SAUNDERS HOLDINGS, L.P.

By:	/s/ Robert Yin
G. Leonard Baker, Jr., Trustee of
The Baker Revocable Trust U/A/D 2/3/03,
General Partner

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

INVESTORS:

JAMES C. GAITHER, TRUSTEE OF THE GAITHER REVOCABLE TRUST U/A/D 9/28/2000
By:	/s/ Robert Yin
James C. Gaither, Trustee

TALLACK PARTNERS, L.P.

By:	/s/ Robert Yin
James C. Gaither, Trustee of
The Gaither Revocable Trust U/A/D 9/28/2000,
General Partner

JAMES N. WHITE AND PATRICIA A. O’BRIEN AS TRUSTEES OF THE WHITE FAMILY TRUST U/A/D 4/3/97
By:	/s/ Robert Yin
James N. White, Trustee

JEFFREY W. BIRD AND CHRISTINA R. BIRD AS TRUSTEES OF JEFFREY W. AND CHRISTINA R. BIRD TRUST AGREEMENT DATED 10/31/00

By:	/s/ Jeffrey W. Bird
Jeffrey W. Bird, Trustee

MICHAEL L. SPEISER AND MARY ELIZABETH SPEISER, CO TRUSTEES OF SPEISER TRUST AGREEMENT DATED 7/19/06
By:	/s/ Robert Yin
Michael L. Speiser, Trustee

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

INVESTORS:

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO SHERRYL W. CASELLA

/s/ Thomas M. Thurston

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO DAVID L. ANDERSON

/s/ Thomas M. Thurston

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO TENCH COXE

/s/ Thomas M. Thurston

WELLS FARGO BANK, N.A. FBO GREGORY P. SANDS ROTH IRA

/s/ Thomas M. Thurston

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO ANDREW T. SHEEHAN (ROLLOVER)

/s/ Thomas M. Thurston

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

INVESTORS:

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO DAVID E. SWEET

/s/ Thomas M. Thurston

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO LYNNE B. GRAW

/s/ Thomas M. Thurston

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO DIANE J. NAAR

/s/ Thomas M. Thurston

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO YU-YING CHEN

/s/ Thomas M. Thurston

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO PATRICIA TOM (PRE)

/s/ Thomas M. Thurston

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO ROBERT YIN

/s/ Thomas M. Thurston

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

INVESTORS:

PROSPECT VENTURE PARTNERS II, L.P.
By:	Prospect Management Co. II, L.L.C., its General Partner

By:	/s/ Russell Hirsch
Russell Hirsch, Managing Member

PROSPECT ASSOCIATES II, L.P.
By:	Prospect Management Co. II, L.L.C., its General Partner

By:	/s/ Russell Hirsch
Russell Hirsch, Managing Member

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

INVESTORS:

MPM BIOVENTURES III, L.P.

By:	MPM BioVentures III GP, L.P., its General Partner
By:	MPM BioVentures III LLC, its General Partner

By:	/s/ Nicholas Galakatos
Name:	Nicholas Galakatos
Title:	Series A Member

MPM BIOVENTURES III-QP, L.P.

By:	MPM BioVentures III GP, L.P., its General Partner
By:	MPM BioVentures III LLC, its General Partner

By:	/s/ Nicholas Galakatos
Name:	Nicholas Galakatos
Title:	Series A Member

MPM BIOVENTURES III GMBH & CO. BETEILIGUNGS KG

By:	MPM BioVentures III GP, L.P., in its capacity as the Managing Limited Partner
By:	MPM BioVentures III LLC, its General Partner

By:	/s/ Nicholas Galakatos
Name:	Nicholas Galakatos
Title:	Series A Member

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

INVESTORS:

MPM BIOVENTURES III PARALLEL FUND, L.P.

By:	MPM BioVentures III GP, L.P., its General Partner
By:	MPM BioVentures III LLC, its General Partner

By:	/s/ Nicholas Galakatos
Name:	Nicholas Galakatos
Title:	Series A Member

MPM ASSET MANAGEMENT INVESTORS 2003 BVIII LLC

By:	/s/ Nicholas Galakatos
Name:	Nicholas Galakatos
Title:	Manager

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

INVESTORS:

FRAZIER HEALTHCARE IV, L.P.
By	FHM IV, LP, its general partner
By	FHM IV, LLC, its general partner

By	/s/ James Topper
James Topper, Authorized Representative

FRAZIER AFFILIATES IV, L.P.
By	FHM IV, LP, its general partner
By	FHM IV, LLC, its general partner

By:	/s/ James Topper
James Topper, Authorized Representative

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

INVESTORS:

ABINGWORTH BIOVENTURES IV LP
Acting by its Manager,
Abingworth Management Limited

Signature:	/s/ James Abell

Print Name:	James Abell

Title:	Director

ABINGWORTH BIOVENTURES IV
EXECUTIVES LP
Acting by its Manager,
Abingworth Management Limited

Signature:	/s/ James Abell

Print Name:	James Abell

Title:	Director

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

INVESTORS:

ALLIANCEBERNSTEIN VENTURE FUND I, L.P.

By:	AllianceBernstein ESG Venture Management,
L.P., its general partner

By:	AllianceBernstein Global Derivatives Corporation, its general partner

By:	/s/ Amy Raskin
Name:	Amy Raskin
Title:	SVP
Date:	11/16/11

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

INVESTORS:

BROOKSIDE CAPITAL PARTNERS FUND LP

Signature:	/s/ Matthew McPherson

Print Name:	Matthew McPherson

Title:	Managing Director

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

INVESTORS:

BLACKBOARD VENTURES INC.

Signature:	/s/ Terry Woodward
Terry Woodward
Authorized Signatory

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

INVESTORS:

BAKER BROS. INVESTMENTS II, L.P.
By:	Baker Bros. Capital, L.P.,
its general partner
By:	Baker Bros. Capital (GP), LLC,
its general partner

By:	/s/ Felix Baker
Name:	Felix Baker, Ph.D.
Title:	Managing Member

667, L.P.
By:	Baker Biotech Capital, L.P.,
its general partner
By:	Baker Biotech Capital (GP), LLC,
its general partner

By:	/s/ Felix Baker
Name:	Felix Baker, Ph.D.
Title:	Managing Member

BAKER BROTHERS LIFE SCIENCES, L.P.
By:	Baker Brothers Life Sciences Capital, L.P.
its general partner
By:	Baker Brothers Life Sciences Capital (GP), LLC,
its general partner

By:	/s/ Felix Baker
Name:	Felix Baker, Ph.D.
Title:	Managing Member

14159, L.P.
By:	14159 Capital, L.P.,
its general partner
By:	14159 Capital (GP), LLC,
its general partner

By:	/s/ Felix Baker
Name:	Felix Baker, Ph.D.
Title:	Managing Member

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

INVESTORS:

GOLDMAN SACHS INVESTMENT PARTNERS
MASTER FUND, L.P.

BY: GOLDMAN SACHS INVESTMENT PARTNERS GP, LLC, ITS GENERAL PARTNER

BY:	/s/ Michelle Barone
NAME:	Michelle Barone
TITLE:	Vice President

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

INVESTORS:

BBT FUND, L.P.

By:	BBT GENPAR, L.P., its general partner

	By:	BBT-FW, INC., its general partner

		By:	/s/ William O. Reimann
William O. Reimann, Vice President

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

INVESTORS:

PAC-LINK BIOVENTURES I

/s/ Shan Ko Hsu
Shan Ko Hsu
Chairman

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

T. ROWE PRICE ASSOCIATES, INC., INVESTMENT ADVISER FOR AND ON BEHALF OF T. ROWE PRICE HEALTH SCIENCES FUND, INC.

Signature:	/s/ Kris H. Jenner

Name:	Kris H. Jenner

Title:	Vice Presidenrt

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

POWER OF ATTORNEY

and

DELEGATION OF POWERS

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, Lynne B. Graw, has made, constituted and appointed, and by these presents does make, constitute and appoint, each of David L. Anderson, G. Leonard Baker, Jr., Jeffrey W. Bird, Tench Coxe, James C. Gaither, Gregory P. Sands, Andrew T. Sheehan, Michael L. Speiser, David E. Sweet, James N. White, Robert Yin, or William H. Younger, Jr. her true and lawful attorney in fact in her name, place, and stead, whether as an individual, as a trustee of any trust, as a manager or managing director of any limited liability company, or as a general or limited partner in any partnership, to do any and all acts with respect to any transaction relating to any company (including, but not limited to, corporations, partnerships, trusts, limited liability companies, etc.) (a) presently or formerly in, or becoming part of, the portfolio of Sutter Hill Ventures, a California Limited Partnership or SHV Special Purpose L.P. or (b) presently or formerly managed by Sutter Hill Management Company, LLC.

In connection with the foregoing appointments, Lynne B. Graw (the “Trustee”), as grantor and trustee of Steven J. Graw and Lynne B. Graw, Trustees for The Graw Family Trust (the “Trust”) does, pursuant to California Probate Code § 16052, hereby (i) delegate to each of the above named individuals (each a sophisticated investor and or tax advisor) with the power to act alone, the full power and authority to make all investment decisions and execute and deliver any and all documents, instruments, instructions, requests, certificates or other documents deemed necessary to carry out such investment decisions, on behalf of the Trustee, with respect to the trust estate of the Trust and without any further authorization, in all cases as limited by the foregoing power of attorney.

This power of attorney and delegation of authority shall become effective on January 1, 2011 and shall terminate on December 31, 2011.

Executed on November 22, 2010 at Folsom, California.

By:	/s/ Lynne B. Graw
Lynne B. Graw

By:	/s/ Steven J. Graw
Steven J. Graw

POWER OF ATTORNEY

and

DELEGATION OF POWERS

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, Tench Coxe, has made, constituted and appointed, and by these presents does make, constitute and appoint, each of David L. Anderson, G. Leonard Baker, Jr., Jeffrey W. Bird, James C. Gaither, Gregory P. Sands, Andrew T. Sheehan, Michael L. Speiser, David E. Sweet, James N. White, Robert Yin, or William H. Younger, Jr. his true and lawful attorney in fact in his name, place, and stead, whether as an individual, as a trustee of any trust, as a manager or managing director of any limited liability company, or as a general or limited partner in any partnership, to do any and all acts with respect to any transaction relating to any company (including, but not limited to, corporations, partnerships, trusts, limited liability companies, etc.) (a) presently or formerly in, or becoming part of, the portfolio of Sutter Hill Ventures, a California Limited Partnership or SHV Special Purpose L.P. or (b) presently or formerly managed by Sutter Hill Management Company, LLC.

In connection with the foregoing appointments, Tench Coxe (the “Trustee”), as grantor and co-trustee of The Coxe Revocable Trust U/A/D 4/23/98 (the “Trust”) does, pursuant to California Probate Code § 16052, hereby (i) delegate to each of the above named individuals (each a sophisticated investor and or tax advisor) with the power to act alone, the full power and authority to make all investment decisions and execute and deliver any and all documents, instruments, instructions, requests, certificates or other documents deemed necessary to carry out such investment decisions, on behalf of the Trustee, with respect to the trust estate of the Trust and without any further authorization, in all cases as limited by the foregoing power of attorney.

This power of attorney and delegation of authority shall become effective on January 1, 2011 and shall terminate on December 31, 2011.

Executed on November 22, 2010 at Palo Alto, California.

By:	/s/ Tench Coxe
Tench Coxe

POWER OF ATTORNEY

and

DELEGATION OF POWERS

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, Mark W. Younger has made, constituted and appointed, and by these presents does make, constitute and appoint, each of David L. Anderson, G. Leonard Baker, Jr., Jeffrey W. Bird, Tench Coxe, James C. Gaither, Robert Yin, Gregory P. Sands, Andrew T. Sheehan, Michael L. Speiser, David E. Sweet, James N. White, or William H. Younger, Jr. his true and lawful attorney in fact in his name, place, and stead, whether as an individual, as a trustee of any trust, as a manager or managing director of any limited liability company, or as a general or limited partner in any partnership, to do any and all acts with respect to any transaction relating to any company (including, but not limited to, corporations, partnerships, trusts, limited liability companies, etc.) (a) presently or formerly in, or becoming part of, the portfolio of Sutter Hill Ventures, a California Limited Partnership or SHV Special Purpose L.P. or (b) presently or formerly managed by Sutter Hill Management Company, LLC.

This power of attorney and delegation of authority shall become effective on January 1, 2011 and shall terminate on December 31, 2011.

Executed on	November	22 , 2010 at	Atherton ,	California.
	(Month)	(Day)	(City)	(State)

By:	/s/ Mark W. Younger
Mark W. Younger

POWER OF ATTORNEY

and

DELEGATION OF POWERS

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, Lauren L. Younger, has made, constituted and appointed, and by these presents does make, constitute and appoint, each of David L. Anderson, G. Leonard Baker, Jr., Jeffrey W. Bird, Tench Coxe, James C. Gaither, Gregory P. Sands, Andrew T. Sheehan, Michael L. Speiser, David E. Sweet, James N. White, Robert Yin, or William H. Younger her true and lawful attorney in fact in her name, place, and stead, whether as an individual, as a trustee of any trust, as a manager or managing director of any limited liability company, or as a general or limited partner in any partnership, to do any and all acts with respect to any transaction relating to any company (including, but not limited to, corporations, partnerships, trusts, limited liability companies, etc.) (a) presently or formerly in, or becoming part of, the portfolio of Sutter Hill Ventures, a California Limited Partnership or SHV Special Purpose L.P. or b) presently or formerly managed by Sutter Hill Management Company, LLC.

This power of attorney and delegation of authority shall become effective on January 1, 2011 and shall terminate on December 31, 2011.

Executed on	November	19 , 2010 at Menlo Park, California.
	(Month)	(Day)

By:	/s/ Lauren L. Younger
Lauren L. Younger

POWER OF ATTORNEY

and

DELEGATION OF POWERS

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, Kelly L. Younger has made, constituted and appointed, and by these presents does make, constitute and appoint, each of David L. Anderson, G. Leonard Baker, Jr., Jeffrey W. Bird, Tench Coxe, James C. Gaither, Robert Yin, Gregory P. Sands, Andrew T. Sheehan, Michael L. Speiser, David E. Sweet, James N. White, or William H. Younger, Jr. her true and lawful attorney in fact in her name, place, and stead, whether as an individual, as a trustee of any trust, as a manager or managing director of any limited liability company, or as a general or limited partner in any partnership, to do any and all acts with respect to any transaction relating to any company (including, but not limited to, corporations, partnerships, trusts, limited liability companies, etc.) (a) presently or formerly in, or becoming part of, the portfolio of Sutter Hill Ventures, a California Limited Partnership or SHV Special Purpose L.P. or (b) presently or formerly managed by Sutter Hill Management Company, LLC.

This power of attorney and delegation of authority shall become effective on January 1, 2011 and shall terminate on December 31, 2011.

Executed on	December	10 , 2010 at	Brookline ,	Massachusetts.
	(Month)	(Day)	(City)	(State)

By:	/s/ Kelly L. Younger
Kelly L. Younger

POWER OF ATTORNEY

and

DELEGATION OF POWERS

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, Julie A. Younger Aleman has made, constituted and appointed, and by these presents does make, constitute and appoint, each of David L. Anderson, G. Leonard Baker, Jr., Jeffrey W. Bird, Tench Coxe, James C. Gaither, Robert Yin, Gregory P. Sands, Andrew T. Sheehan, Michael L. Speiser, David E. Sweet, James N. White, or William H. Younger, Jr. her true and lawful attorney in fact in her name, place, and stead, whether as an individual, as a trustee of any trust, as a manager or managing director of any limited liability company, or as a general or limited partner in any partnership, to do any and all acts with respect to any transaction relating to any company (including, but not limited to, corporations, partnerships, trusts, limited liability companies, etc.) (a) presently or formerly in, or becoming part of, the portfolio of Sutter Hill Ventures, a California Limited Partnership or SHV Special Purpose L.P. or (b) presently or formerly managed by Sutter Hill Management Company, LLC.

This power of attorney and delegation of authority shall become effective on January 1, 2011 and shall terminate on December 31, 2011.

Executed on	November	21 , 2010 at	San Francisco ,	California.
	(Month)	(Day)	(City)	(State)

By:	/s/ Julie Aleman
Julie Younger Aleman

POWER OF ATTORNEY

and

DELEGATION OF POWERS

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, William H. Younger, Jr., has made, constituted and appointed, and by these presents does make, constitute and appoint, each of David L. Anderson, G. Leonard Baker, Jr., Jeffrey W. Bird, Tench Coxe, James C. Gaither, Gregory P. Sands, Andrew T. Sheehan, Michael L. Speiser, David E. Sweet, James N. White or Robert Yin his true and lawful attorney in fact in his name, place, and stead, whether as an individual, as a trustee of any trust, as a manager or managing director of any limited liability company, or as a general or limited partner in any partnership, to do any and all acts with respect to any transaction relating to any company (including, but not limited to, corporations, partnerships, trusts, limited liability companies, etc.) (a) presently or formerly in, or becoming part of, the portfolio of Sutter Hill Ventures, a California Limited Partnership or SHV Special Purpose L.P. or (b) presently or formerly managed by Sutter Hill Management Company, LLC.

In connection with the foregoing appointments, William H. Younger, Jr. (the “Trustee”), as grantor and trustee of The Younger Living Trust U/A/D 1/20/95 (“Trust #1”) and the William H. Younger, Jr. Revocable Trust U/A/D 8/5/2009 (“Trust #2”) does, pursuant to California Probate Code § 16052, hereby (i) delegates to each of the above named individuals (each a sophisticated investor and or tax advisor) with the power to act alone, the full power and authority to make all investment decisions and execute and deliver any and all documents, instruments, instructions, requests, certificates or other documents deemed necessary to carry out such investment decisions, on behalf of the Trustee, with respect to the trust estate of Trust #1 and/or Trust #2 and without any further authorization, in all cases as limited by the foregoing power of attorney.

This power of attorney and delegation of authority shall become effective on January 1, 2011 and shall terminate on December 31, 2011.

Executed on November 22, 2010 at Palo Alto, California.

By:	/s/ William H. Younger, Jr.
William H. Younger, Jr.

POWER OF ATTORNEY

and

DELEGATION OF POWERS

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, G. Leonard Baker, Jr., has made, constituted and appointed, and by these presents does make, constitute and appoint, each of David L. Anderson, Jeffrey W. Bird, Tench Coxe, James C. Gaither, Gregory P. Sands, Andrew T. Sheehan, Michael L. Speiser, David E. Sweet, James N. White, Robert Yin, or William H. Younger, Jr. his true and lawful attorney in fact in his name, place, and stead, whether as an individual, as a trustee of any trust, as a manager or managing director of any limited liability company, or as a general or limited partner in any partnership, to do any and all acts with respect to any transaction relating to any company (including, but not limited to, corporations, partnerships, trusts, limited liability companies, etc.) (a) presently or formerly in, or becoming part of, the portfolio of Sutter Hill Ventures, a California Limited Partnership or SHV Special Purpose L.P. or (b) presently or formerly managed by Sutter Hill Management Company, LLC.

In connection with the foregoing appointments, G. Leonard Baker, Jr. (the “Trustee”), as grantor and trustee of The Baker Revocable Trust U/A/D 2/3/03 (the “Trust”) does, pursuant to California Probate Code § 16052, hereby (i) delegate to each of the above named individuals (each a sophisticated investor and or tax advisor) with the power to act alone, the full power and authority to make all investment decisions and execute and deliver any and all documents, instruments, instructions, requests, certificates or other documents deemed necessary to carry out such investment decisions, on behalf of the Trustee, with respect to the trust estate of the Trust and without any further authorization, in all cases as limited by the foregoing power of attorney.

This power of attorney and delegation of authority shall become effective on January 1, 2011 and shall terminate on December 31, 2011.

Executed on November 22, 2010 at Palo Alto, California.

By:	/s/ G. Leonard Baker, Jr.
G. Leonard Baker, Jr.

POWER OF ATTORNEY

and

DELEGATION OF POWERS

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, James C. Gaither, has made, constituted and appointed, and by these presents does make, constitute and appoint, each of David L. Anderson, G. Leonard Baker, Jr., Jeffrey W. Bird, Tench Coxe, Gregory P. Sands, Andrew T. Sheehan, Michael L. Speiser, David E. Sweet, James N. White, or Robert Yin his true and lawful attorney in fact in his name, place, and stead, whether as an individual, as a trustee of any trust, as a manager or managing director of any limited liability company, or as a general or limited partner in any partnership, to do any and all acts with respect to any transaction relating to any company (including, but not limited to, corporations, partnerships, trusts, limited liability companies, etc.) (a) presently or formerly in, or becoming part of, the portfolio of Sutter Hill Ventures, a California Limited Partnership or SHV Special Purpose L.P. or (b) presently or formerly managed by Sutter Hill Management Company, LLC.

In connection with the foregoing appointments, James C. Gaither (the “Trustee”), as grantor and trustee of The Gaither Revocable Trust u/a/d September 28, 2000 (the “Trust”) does, pursuant to California Probate Code §16052, hereby (i) delegate to each of the above named individuals (each a sophisticated investor and or tax advisor) with the power to act alone, the full power and authority to make all investment decisions and execute and deliver any and all documents, instruments, instructions, requests, certificates or other documents deemed necessary to carry out such investment decisions, on behalf of the Trustee, with respect to the trust estate of the Trust and without any further authorization, in all cases as limited by the foregoing power of attorney.

This power of attorney and delegation of authority shall become effective on January 1, 2011 and shall terminate on December 31, 2011.

Executed on November 22, 2010 at Palo Alto, California.

By:	/s/ James C. Gaither
James C. Gaither

POWER OF ATTORNEY

and

DELEGATION OF POWERS

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, James N. White, has made, constituted and appointed, and by these presents does make, constitute and appoint, each of David L. Anderson, G. Leonard Baker, Jr., Jeffrey W. Bird, Tench Coxe, James C. Gaither, Gregory P. Sands, Andrew T. Sheehan, Michael L. Speiser, David E. Sweet, Robert Yin, or William H. Younger, Jr. his true and lawful attorney in fact in his name, place, and stead, whether as an individual, as a trustee of any trust, as a manager or managing director of any limited liability company, or as a general or limited partner in any partnership, to do any and all acts with respect to any transaction relating to any company (including, but not limited to, corporations, partnerships, trusts, limited liability companies, etc.) (a) presently or formerly in, or becoming part of, the portfolio of Sutter Hill Ventures, a California Limited Partnership or SHV Special Purpose L.P. or (b) presently or formerly managed by Sutter Hill Management Company, LLC.

In connection with the foregoing appointments, James N. White (the “Trustee”), as grantor and co-trustee of The White Family Trust U/A/D 4/3/97 (the “Trust”) does, pursuant to California Probate Code § 16052, hereby (i) delegate to each of the above named individuals (each a sophisticated investor and or tax advisor) with the power to act alone, the full power and authority to make all investment decisions and execute and deliver any and all documents, instruments, instructions, requests, certificates or other documents deemed necessary to carry out such investment decisions, on behalf of the Trustee, with respect to the trust estate of the Trust and without any further authorization, in all cases as limited by the foregoing power of attorney.

This power of attorney and delegation of authority shall become effective on January 1, 2011 and shall terminate on December 31, 2011.

Executed on November 22, 2010 at Palo Alto, California.

By:	/s/ James N. White
James N. White

POWER OF ATTORNEY

and

DELEGATION OF POWERS

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, Michael L. Speiser, has made, constituted and appointed, and by these presents does make, constitute and appoint, each of David L. Anderson, G. Leonard Baker, Jr., Jeffrey W. Bird, Tench Coxe, James C. Gaither, Gregory P. Sands, Andrew T. Sheehan, David E. Sweet, James N. White, Robert Yin, or William H. Younger, Jr. his true and lawful attorney in fact in his name, place, and stead, whether as an individual, as a trustee of any trust, as a manager or managing director of any limited liability company, or as a general or limited partner in any partnership, to do any and all acts with respect to any transaction relating to any company (including, but not limited to, corporations, partnerships, trusts, limited liability companies, etc.) (a) presently or formerly in, or becoming part of, the portfolio of Sutter Hill Ventures, a California Limited Partnership or SHV Special Purpose L.P. or (b) presently or formerly managed by Sutter Hill Management Company, LLC.

In connection with the foregoing appointments, Michael L. Speiser (the “Trustee”), as grantor and trustee of Speiser Trust Agreement Dated July 19, 2006, Michael L. Speiser and Mary Elizabeth Speiser, Trustees (the “Trust”) does, pursuant to California Probate Code § 16052, hereby (i) delegate to each of the above named individuals (each a sophisticated investor and or tax advisor) with the power to act alone, the full power and authority to make all investment decisions and execute and deliver any and all documents, instruments, instructions, requests, certificates or other documents deemed necessary to carry out such investment decisions, on behalf of the Trustee, with respect to the trust estate of the Trust and without any further authorization, in all cases as limited by the foregoing power of attorney.

This power of attorney and delegation of authority shall become effective on January 1, 2011, and shall terminate on December 31, 2011.

Executed on November 22, 2010 at Palo Alto, California.

By:	/s/ Michael L. Speiser
Michael L. Speiser

POWER OF ATTORNEY

and

DELEGATION OF POWERS

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, David L. Anderson, has made, constituted and appointed, and by these presents does make, constitute and appoint, each of G. Leonard Baker, Jr., Jeffrey W. Bird, Tench Coxe, James C. Gaither, Gregory P. Sands, Andrew T. Sheehan, Michael L. Speiser, David E. Sweet, James N. White, Robert Yin, or William H. Younger, Jr. his true and lawful attorney in fact in his name, place, and stead, whether as an individual, as a trustee of any trust, as a manager or managing director of any limited liability company, or as a general or limited partner in any partnership, to do any and all acts with respect to any transaction relating to any company (including, but not limited to, corporations, partnerships, trusts, limited liability companies, etc.) (a) presently or formerly in, or becoming part of, the portfolio of Sutter Hill Ventures, a California Limited Partnership or SHV Special Purpose L.P. or (b) presently or formerly managed by Sutter Hill Management Company, LLC.

In connection with the foregoing appointments, David L. Anderson (the “Trustee”), as grantor and trustee of The Anderson Living Trust U/A/D 1/22/98 (the “Trust”) does, pursuant to California Probate Code § 16052, hereby (i) delegate to each of the above named individuals (each a sophisticated investor and or tax advisor) with the power to act alone, the full power and authority to make all investment decisions and execute and deliver any and all documents, instruments, instructions, requests, certificates or other documents deemed necessary to carry out such investment decisions, on behalf of the Trustee, with respect to the trust estate of the Trust and without any further authorization, in all cases as limited by the foregoing power of attorney.

This power of attorney and delegation of authority shall become effective on January 1, 2011 and shall terminate on December 31, 2011.

Executed on November 22, 2010 at Palo Alto, California.

By:	/s/ David L. Anderson
David L. Anderson

POWER OF ATTORNEY

and

DELEGATION OF POWERS

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, Gregory P. Sands, has made, constituted and appointed, and by these presents does make, constitute and appoint, each of David L. Anderson, G. Leonard Baker, Jr., Jeffrey W. Bird, Tench Coxe, James C. Gaither, Andrew T. Sheehan, Michael L. Speiser, David E. Sweet, James N. White, Robert Yin, or William H. Younger, Jr. his true and lawful attorney in fact in his name, place, and stead, whether as an individual, as a trustee of any trust, as a manager or managing director of any limited liability company, or as a general or limited partner in any partnership, to do any and all acts with respect to any transaction relating to any company (including, but not limited to, corporations, partnerships, trusts, limited liability companies, etc.) (a) presently or formerly in, or becoming part of, the portfolio of Sutter Hill Ventures, a California Limited Partnership or SHV Special Purpose L.P. or (b) presently or formerly managed by Sutter Hill Management Company, LLC.

In connection with the foregoing appointments, Gregory P. Sands (the “Trustee”), as grantor and co-trustee of Gregory P. and Sarah J.D. Sands Trust Agreement Dated 2/24/99 (the “Trust”) does, pursuant to California Probate Code § 16052, hereby (i) delegate to each of the above named individuals (each a sophisticated investor and or tax advisor) with the power to act alone, the full power and authority to make all investment decisions and execute and deliver any and all documents, instruments, instructions, requests, certificates or other documents deemed necessary to carry out such investment decisions, on behalf of the Trustee, with respect to the trust estate of the Trust and without any further authorization, in all cases as limited by the foregoing power of attorney.

This power of attorney and delegation of authority shall become effective on January 1, 2011 and shall terminate on December 31, 2011.

Executed on November 22, 2010 at Palo Alto, California.

By:	/s/ Gregory P. Sands
Gregory P. Sands

POWER OF ATTORNEY

and

DELEGATION OF POWERS

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, Ronald D. Bernal, has made, constituted and appointed, and by these presents does make, constitute and appoint, each of David L. Anderson, G. Leonard Baker, Jr., Jeffrey W. Bird, Tench Coxe, James C. Gaither, Robert Yin, Gregory P. Sands, Andrew T. Sheehan, Michael L. Speiser, David E. Sweet, James N. White or William H. Younger, Jr. his true and lawful attorney in fact in his name, place, and stead, whether as an individual, as a trustee of any trust, as a manager or managing director of any limited liability company, or as a general or limited partner in any partnership, to do any and all acts with respect to any transaction relating to any company (including, but not limited to, corporations, partnerships, trusts, limited liability companies, etc.) (a) presently or formerly in, or becoming part of, the portfolio of Sutter Hill Ventures, a California Limited Partnership or SHV Special Purpose L.P. or (b) presently or formerly managed by Sutter Hill Management Company, LLC.

In connection with the foregoing appointments, Ronald D. Bernal (the “Trustee”), as grantor and co-trustee of Bernal Family Trust U/D/T 11/3/95 (the “Trust”) does, pursuant to California Probate Code § 16052, hereby (i) delegates to each of the above named individuals (each a sophisticated investor and or tax advisor) with the power to act alone, the full power and authority to make all investment decisions and execute and deliver any and all documents, instruments, instructions, requests, certificates or other documents deemed necessary to carry out such investment decisions, on behalf of the Trustee, with respect to the trust estate of the Trust and without any further authorization, in all cases as limited by the foregoing power of attorney.

This power of attorney and delegation of authority shall become effective on January 1, 2011 and shall terminate on December 31, 2011.

Executed on November 20 , 2010 at Niwot, Colorado.

By:	/s/ Ronald D. Bernal
Ronald D. Bernal

POWER OF ATTORNEY

and

DELEGATION OF POWERS

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, Diane J. Naar, has made, constituted and appointed, and by these presents does make, constitute and appoint, each of David L. Anderson, G. Leonard Baker, Jr., Jeffrey W. Bird, Tench Coxe, James C. Gaither, Gregory P. Sands, Andrew T. Sheehan, Michael L. Speiser, David E. Sweet, James N. White, Robert Yin, or William H. Younger, Jr. her true and lawful attorney in fact in her name, place, and stead, whether as an individual, as a trustee of any trust, as a manager or managing director of any limited liability company, or as a general or limited partner in any partnership, to do any and all acts with respect to any transaction relating to any company (including, but not limited to, corporations, partnerships, trusts, limited liability companies, etc.) (a) presently or formerly in, or becoming part of, the portfolio of Sutter Hill Ventures, a California Limited Partnership or SHV Special Purpose L.P. or (b) presently or formerly managed by Sutter Hill Management Company, LLC.

In connection with the foregoing appointments, Diane J. Naar (the “Trustee”), as grantor and co-trustee of Naar Family Trust U/A/D 12/22/94 (the “Trust”) does, pursuant to California Probate Code § 16052, hereby (i) delegate to each of the above named individuals (each a sophisticated investor and or tax advisor) with the power to act alone, the full power and authority to make all investment decisions and execute and deliver any and all documents, instruments, instructions, requests, certificates or other documents deemed necessary to carry out such investment decisions, on behalf of the Trustee, with respect to the trust estate of the Trust and without any further authorization, in all cases as limited by the foregoing power of attorney.

This power of attorney and delegation of authority shall become effective on January 1, 2011 and shall terminate on December 31, 2011.

Executed on November 29, 2010 at Palo Alto, California.

By:	/s/ Diane J. Naar
Diane J. Naar

POWER OF ATTORNEY

and

DELEGATION OF POWERS

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, Andrew T. Sheehan, has made, constituted and appointed, and by these presents does make, constitute and appoint, each of David L. Anderson, G. Leonard Baker, Jr., Jeffrey W. Bird, Tench Coxe, James C. Gaither, Gregory P. Sands, Michael L. Speiser, David E. Sweet, James N. White, Robert Yin, or William H. Younger, Jr. his true and lawful attorney in fact in his name, place, and stead, whether as an individual, as a trustee of any trust, as a manager or managing director of any limited liability company, or as a general or limited partner in any partnership, to do any and all acts with respect to any transaction relating to any company (including, but not limited to, corporations, partnerships, trusts, limited liability companies, etc.) (a) presently or formerly in, or becoming part of, the portfolio of Sutter Hill Ventures, a California Limited Partnership or SHY Special Purpose L.P. or (b) presently or formerly managed by Sutter Hill Management Company, LLC.

In connection with the foregoing appointments, Andrew T. Sheehan (the “Trustee”), as grantor and co-trustee of Andrew T. Sheehan and Nicole J. Sheehan as Trustees of Sheehan 2003 Trust (the “Trust”) does, pursuant to California Probate Code § 16052, hereby (i) delegate to each of the above named individuals (each a sophisticated investor and or tax advisor) with the power to act alone, the full power and authority to make all investment decisions and execute and deliver any and all documents, instruments, instructions, requests, certificates or other documents deemed necessary to carry out such investment decisions, on behalf of the Trustee, with respect to the trust estate of the Trust and without any further authorization, in all cases as limited by the foregoing power of attorney.

This power of attorney and delegation of authority shall become effective on January 1, 2011 and shall terminate on December 31, 2011.

Executed on November 22, 2010 at Palo Alto, California.

By:	/s/ Andrew T. Sheehan
Andrew T. Sheehan

POWER OF ATTORNEY

and

DELEGATION OF POWERS

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, David E. Sweet, has made, constituted and appointed, and by these presents does make, constitute and appoint, each of David L. Anderson, G. Leonard Baker, Jr., Jeffrey W. Bird, Tench Coxe, James C. Gaither, Gregory P. Sands, Andrew T. Sheehan, Michael L. Speiser, James N. White, Robert Yin, or William H. Younger, Jr. his true and lawful attorney in fact in his name, place, and stead, whether as an individual, as a trustee of any trust, as a manager or managing director of any limited liability company, or as a general or limited partner in any partnership, to do any and all acts with respect to any transaction 1 elating to any company (including, but not limited to, corporations, partnerships, trusts, limited I: ability companies, etc.) (a) presently or formerly in, or becoming part of, the portfolio of Sutter Hill Ventures, a California Limited Partnership or SHV Special Purpose L.P. or (b) presently or formerly managed by Sutter Hill Management Company, LLC.

In connection with the foregoing appointments, David E. Sweet (the “Trustee”), as grantor and co-trustee of The David and Robin Sweet Living Trust Dated 7/6/04 (the “Trust”) does, pursuant to California Probate Code §16052, hereby (i) delegate to each of the above named individuals (each a sophisticated investor and or tax advisor) with the power to act alone, the full power and authority to make all investment decisions and execute and deliver any and all documents, instruments, instructions, requests, certificates or other documents deemed necessary to carry out such investment decisions, on behalf of the Trustee, with respect to the trust estate of the Trust and without any further authorization, in all cases as limited by the foregoing power of attorney.

This power of attorney and delegation of authority shall become effective on January 1, 2011 and shall terminate on December 31, 2011.

Executed on November 22, 2010 at Palo Alto, California.

By:	/s/ David E. Sweet
Davie E. Sweet

POWER OF ATTORNEY

and

DELEGATION OF POWERS

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, Patricia Tom, has made, constituted and appointed, and by these presents does make, constitute and appoint, each of David L. Anderson, G. Leonard Baker, Jr., Jeffrey W. Bird, Tench Coxe, James C. Gaither, Robert Yin, Gregory P. Sands, Andrew T. Sheehan, David E. Sweet, James N. White, or William H. Younger, Jr. her true and lawful attorney in fact in her name, place, and stead, whether as an individual, as a trustee of any trust, as a manager or managing director of any limited liability company, or as a general or limited partner in any partnership, to do any and all acts with respect to any transaction relating to any company (including, but not limited to, corporations, partnerships, trusts, limited liability companies, etc.) (a) presently or formerly in, or becoming part of, the portfolio of Sutter Hill Ventures, a California Limited Partnership or SHV Special Purpose L.P. or (b) presently or formerly managed by Sutter Hill Management Company, LLC.

This power of attorney and delegation of authority shall become effective on January 1, 2011 and shall terminate on December 31, 2011.

Executed on November 22, 2010 at Palo Alto, California.

By:	/s/ Patricia Tom
Patricia Tom

EXHIBIT A

INVESTORS

MAXWELL (MAURITIUS) PTD LTD

Les Cascades

Edith Cavell Street

Port Louis

Mauritius

Attn: Director

With a copy to:

c/o 60B Orchard Road

#06-18 Tower 2

The Atrium@Orchard

Singapore 238891

EASTERN CAPITAL LIMITED

PO Box 31363

Suite 3211, 2nd Floor

45 Market Street

Camana Bay, KY1-1206

Grand Cayman

Cayman Islands

Attn: Mark VanDevelde

THOMAS W. PHILLIPS AND PEGGY V. PHILLIPS

8061 Lakemont Dr NE

Seattle, WA 98115

THE ROBERT LEE DOUGLAS AND ELIZABETH A. STRODE REVOCABLE TRUST DATED OCTOBER 6, 1994

605 Woodmont Ave

Berkeley, CA 94708

Attn: Robert Lee douglas, Jr.

JEAN-JACQUES BIENAIMÉ

2510 Skyfarm Drive

Hillsborough, CA 94010

H. WARD WOLFF

200 North Almenar Drive

Glenbrae, CA 94904

THE RENTON FAMILY COMMUNITY PROPERTY TRUST

39 Avenida Las Palmas

Rancho Mirage, CA 92270

Attn: Hollings Chase Renton, III

BIOGEN IDEC MA INC.

14 Cambridge Center

Cambridge, Massachusetts 02142

SUTTER HILL VENTURES, A CALIFORNIA LIMITED PARTNERSHIP

755 Page Mill Road, Suite A-200

Palo Alto, CA 94306

Attn: Jeff Bird

ANVEST, L.P.

Attn: David L. Anderson, General Partner

755 Page Mill Road, Suite A-200

Palo Alto, CA 94306

G. LEONARD BAKER JR. AND MARY ANNE BAKER, CO-TRUSTEES OF THE BAKER REVOCABLE TRUST U/A/D 2/3/03

755 Page Mill Road, Suite A-200

Palo Alto, CA 94306

SAUNDERS HOLDINGS, L.P.

Attn: G. Leonard Baker, General Partner

755 Page Mill Road, Suite A-200

Palo Alto, CA 94306

WILLIAM H. YOUNGER, JR., REVOCABLE TRUST U/A/D 8/5/2009

755 Page Mill Road, Suite A-200

Palo Alto, CA 94306

TENCH COXE AND SIMONE OTUS COXE, CO-TRUSTEES OF THE COXE REVOCABLE TRUST U/A/D 4/23/98

755 Page Mill Road, Suite A-200

Palo Alto, CA 94306

JAMES C. GAITHER

755 Page Mill Road, Suite A-200

Palo Alto, CA 94306

GREGORY P. SANDS AND SARAH J.D. SANDS AS TRUSTEES OF GREGORY P. SANDS AND SARAH J.D. SANDS TRUST AGREEMENT DATED 2/24/99

755 Page Mill Road, Suite A-200

Palo Alto, CA 94306

JAMES N. WHITE AND PATRICIA A. O’BRIEN AS TRUSTEES OF THE WHITE FAMILY TRUST U/A/D 4/3/97

755 Page Mill Road, Suite A-200

Palo Alto, CA 94306

JEFFREY W. BIRD AND CHRISTINA R. BIRD AS TRUSTEES OF JEFFREY W. BIRD AND CHRISTINA R. BIRD TRUST AGREEMENT DATED 10/31/00

755 Page Mill Road, Suite A-200

Palo Alto, CA 94306

RONALD D. BERNAL AND PAMELA M. BERNAL AS TRUSTEES OF THE BERNAL FAMILY TRUST U/D/T 11/3/1995

755 Page Mill Road, Suite A-200

Palo Alto, CA 94306

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO SHERRYL W. HOSSACK

Attn: Thomas M. Thurston

600 California Street 12th Floor

San Francisco, CA 94108

WELLS FARGO BANK, TRUSTEE SHV PROFIT SHARING PLAN FBO DAVID E. SWEET (ROLLOVER)

Attn: Thomas M. Thurston

600 California Street 12th Floor

San Francisco, CA 94108

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO LYNNE B. GRAW

Attn: Thomas M. Thurston

600 California Street 12th Floor

San Francisco, CA 94108

WELLS FARGO BANK, TRUSTEE PROFIT SHARING PLAN FBO PATRICIA TOM

Attn: Thomas M. Thurston

600 California Street 12th Floor

San Francisco, CA 94108

WELLS FARGO BANK, N.A. FBO

SHV PROFIT SHARING PLAN FBO PATRICIA TOM (PRE)

Attn: Thomas M. Thurston

600 California Street 12th Floor

San Francisco, CA 94108

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO ROBERT YIN

Attn: Thomas M. Thurston

600 California Street 12th Floor

San Francisco, CA 94108

WELLS FARGO BANK, FBO SHV PROFIT SHARING PLAN FBO DAVID L. ANDERSON

Attn: Thomas M. Thurston

600 California Street 12th Floor

San Francisco, CA 94108

PROSPECT VENTURE PARTNERS II, L.P.

PROSPECT ASSOCIATES II, L.P.

435 Tasso Street, Suite 200

Palo Alto, CA 94301

Attn: Russell Hirsch

MPM BIOVENTURES III, L.P.

MPM BIOVENTURES III-QP, L.P.

MPM BIOVENTURES III GMBH & CO. BETEILIGUNGS KG

MPM BIOVENTURES III PARALLEL FUND, L.P.

MPM ASSET MANAGEMENT INVESTORS 2003 BVIII LLC

200 Clarendon Street, 54th Floor

Boston, MA 02116

Attn: Nicholas Galakatos

FRAZIER HEALTHCARE IV, LP

FRAZIER AFFILIATES IV, LP

Two Union Square

601 Union Street, Suite 3200

Seattle, WA 98101

Attn: Alan Frazier

ABINGWORTH BIOVENTURES IV LP

ABINGWORTH BIOVENTURES IV EXECUTIVES LP

38 Jermyn Street

London SWIY 6DN

Attn: Mike Bigham and General Counsel

MILLENNIUM PHARMACEUTICALS, INC.

75 Sidney Street

Cambridge, MA 02139

Attn: General Counsel

DAVID E. SWEET AND ROBIN T. SWEET AS TRUSTEES OF THE DAVID AND ROBIN SWEET LIVING TRUST DATE 7/6/04

755 Page Mill Road, Suite A-200

Palo Alto, CA 94306

PATRICIA TOM

755 Page Mill Road, Suite A-200

Palo Alto, CA 94306

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO WILLIAM H. YOUNGER, JR.

Attn: Thomas M. Thurston

600 California Street 12th Floor

San Francisco, CA 94108

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO JAMES C. GAITHER

Attn: Thomas M. Thurston

600 California Street 12th Floor

San Francisco, CA 94108

EDWARD SCOLNICK

1201 Magnolia Drive

Wayland, MA 01778

LAWRENCE S. JACOBS

2059 Mastlands

Oakland, CA 94611

VAUGHN M. KAILIAN

601 Gateway Blvd., Suite 350

South San Francisco, CA 94080

ADVANCED TECHNOLOGY VENTURES VII, L.P.

ADVANCED TECHNOLOGY VENTURES VII (B), L.P.

ADVANCED TECHNOLOGY VENTURES VII (C), L.P.

1000 Winter Street, Suite 3700

Waltham, MA 02451

Attn: Jean George

ATV ENTREPRENEURS VII, L.P.

1000 Winter Street, Suite 3700

Waltham, MA 02451

GENERAL ELECTRIC CAPITAL CORPORATION

83 Wooster Heights Road

Danbury, CT 06810

Attn: Credit Manager-Life Science and

Technology Finance

ALTA BIOPHARMA PARTNERS III, L.P.

ALTA BIOPHARMA PARTNERS III GMBH & CO. BETEILIGUNGS KG

ALTA EMBARCADERO BIOPHARMA PARTNERS III, LLC

One Embarcadero Center, Suite 4050

San Francisco, CA 94111

Attn: Elaine Penny

HERCULES TECHNOLOGY GROWTH CAPITAL

525 University Avenue, Suite 700

Palo Alto, CA 94301

BOSTON LIFE SCIENCE VENTURE CORPORATION

2F, No. 97, Sung-Jen Road

Taipei 110, Taiwan (mailing address)

5F, No. 420, Fu-Hsin N. Road, Taipei 104,

Taiwan

Attn: Dr. Peter T. K. Wu

GRAND CATHAY VENTURE CAPITAL III CO., LTD.

3F., No. 245, Tun Hua S. Road, Sec. 1,

Taipei 106, Taiwan

Attn: Edward Chang

THE ROBERT LEE DOUGLAS JR. AND ELIZABETH A. STRODE REVOCABLE TRUST DATED 10/6/94

605 Woodmont Ave.

Berkeley, CA 94708

TOM AND PEGGY PHILLIPS

8061 Lakemont Dr NE

Seattle, WA 98115

GC&H INVESTMENTS, LLC

c/o Cooley LLP

101 California Street

San Francisco, CA 94111-3580

Attn: James Kindler

LOBSTERCREW & CO.

c/o T. Rowe Price Associates, Inc.,

100 East Pratt Street

Baltimore, MD 21202

Attn: Darrell N. Braman

Attn: Bonnie L. Maher

Facsimile: (410) 345-6575

Email: Darrell_braman@troweprice.com

GOLDMAN SACHS INVESTMENT PARTNERS MASTER FUND, L.P.

Attn: Annette S. McGillicuddy

85 Broad Street, 28th Floor

New York, NY 10004

BROOKSIDE CAPITAL PARTNERS FUND LP

111 Huntington Ave

Boston, MA 02199

Attn: Adam Koppel

BAKER BROS. INVESTMENTS II, L.P.

667 Madison Ave., 17th Floor

New York, NY 10021

Attn: Felix Baker

BAKER BROTHERS LIFE SCIENCES

667 Madison Ave., 17th Floor

New York, NY 10021

Attn: Felix Baker

14159, L.P.

667 Madison Ave., 17th Floor

New York, NY 10021

Attn: Felix Baker

ALLIANCEBERNSTEIN VENTURE FUND I, L.P.

1345 Avenue of the Americas

New York, NY 10105

Attn: Greg Raskin, M.D.

BLACKBOARD VENTURES INC.

c/o Ontario Teachers’ Pension Plan Board

5650 Yonge Street

Toronto, Ontario M2M 4H5 Canada

Attn: Terry Woodward

GREGORY P. SANDS, TRUSTEE OF GREGORY P. SANDS REMAINDER UNITRUST

755 Page Mill Road, Suite A-200

Palo Alto, CA 94306

JIM WEISS

529 Alta Way

Mill Valley CA 94941

MICHAEL COONEY

185 Booth Hill Road

Scituate, MA 02066

SHAUN R. COUGHLIN

2 Turtle Rock Ct.

Tiburon, CA 94920

THOMAS P. REILLY

29 Myers Farm Road

Hingham, MA 02043

DAVID L. ANDERSON, TRUSTEE OF THE ANDERSON LIVING TRUST U/A/D 1/22/98

755 Page Mill Road, Suite A-200

Palo Alto, CA 94306

THE LAUREN YOUNGER LIVING TRUST U/A/D 7/30/2009

755 Page Mill Road, Suite A-200

Palo Alto, CA 94306

GREGORY P. SANDS, TRUSTEE OF THE GREGORY P. SANDS REMAINDER UNITRUST

755 Page Mill Road, Suite A-200

Palo Alto, CA 94306

JAMES C. GAITHER, TRUSTEE OF THE GAITHER REVOCABLE TRUST U/A/D 9/28/2000

755 Page Mill Road, Suite A-200

Palo Alto, CA 94306

TALLACK PARTNERS, L.P.

755 Page Mill Road, Suite A-200

Palo Alto, CA 94306

JAMES C. GAITHER, CUSTODIAN FBO JULIE A. YOUNGER UNDER CUTMA UNTIL AGE 21

JAMES C. GAITHER, CUSTODIAN FBO KELLY L. YOUNGER UNDER CUTMA UNTIL AGE 21

755 Page Mill Road, Suite A-200

Palo Alto, CA 94306

LYNNE M. BROWN

755 Page Mill Road, Suite A-200

Palo Alto, CA 94306

ROBERT YIN AND LILY YIN AS TRUSTEES OF YIN FAMILY TRUST DATED MARCH 1, 1997

755 Page Mill Road, Suite A-200

Palo Alto, CA 94306

MICHAEL I. NAAR AND DIANE J. NAAR AS TRUSTEES OF NAAR FAMILY TRUST U/A/D 12/22/94

755 Page Mill Road, Suite A-200

Palo Alto, CA 94306

YOVEST, L.P.

755 Page Mill Road, Suite A-200

Palo Alto, CA 94306

ANDREW T. SHEEHAN AND NICOLE J. SHEEHAN AS TRUSTEES OF SHEEHAN 2003 TRUST

755 Page Mill Road, Suite A-200

Palo Alto, CA 94306

MARK YOUNGER

755 Page Mill Road, Suite A-200

Palo Alto, CA 94306

MICHAEL L. SPEISER AND MARY ELIZABETH SPEISER, CO TRUSTEES OF SPEISER TRUST AGREEMENT DATED 7/19/06

755 Page Mill Road, Suite A-200

Palo Alto, CA 94306

WELLS FARGO BANK, TRUSTEE SHV PROFIT SHARING PLAN FBO SHERRYL W. HOSSACK

Attn: Thomas M. Thurston

600 California Street 12th Floor

San Francisco, CA 94108

WELLS FARGO BANK, TRUSTEE SHV PROFIT SHARING PLAN FBO LYNNE M. BROWN

Attn: Thomas M. Thurston

600 California Street 12th Floor

San Francisco, CA 94108

WELLS FARGO BANK, TRUSTEE SHV PROFIT SHARING PLAN FBO ROBERT YIN

Attn: Thomas M. Thurston

600 California Street 12th Floor

San Francisco, CA 94108

WELLS FARGO BANK, TRUSTEE SHV PROFIT SHARING PLAN FBO PATRICIA TOM (POST)

Attn: Thomas M. Thurston

600 California Street 12th Floor

San Francisco, CA 94108

WELLS FARGO BANK, TRUSTEE SHV PROFIT SHARING PLAN FBO DAVID L. ANDERSON

Attn: Thomas M. Thurston

600 California Street 12th Floor

San Francisco, CA 94108

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO LYNNE B. GRAW (ROLLOVER)

Attn: Thomas M. Thurston

600 California Street 12th Floor

San Francisco, CA 94108

WELLS FARGO BANK, N.A. FBO JAMES N. WHITE ROTH IRA

Attn: Thomas M. Thurston

600 California Street 12th Floor

San Francisco, CA 94108

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO DAVID E. SWEET

Attn: Thomas M. Thurston

600 California Street 12th Floor

San Francisco, CA 94108

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO TENCH COXE

Attn: Thomas M. Thurston

600 California Street 12th Floor

San Francisco, CA 94108

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO DIANE J. NAAR

Attn: Thomas M. Thurston

600 California Street 12th Floor

San Francisco, CA 94108

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO YU-YING CHEN

Attn: Thomas M. Thurston

600 California Street 12th Floor

San Francisco, CA 94108

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO LYNNE M. BROWN (ROLLOVER)

Attn: Thomas M. Thurston

600 California Street 12th Floor

San Francisco, CA 94108

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO SHERRYL W. CASELLA

Attn: Thomas M. Thurston

600 California Street 12th Floor

San Francisco, CA 94108

WELLS FARGO BANK, N.A. FBO SHV P/S FBO LAUREN YOUNGER

Attn: Thomas M. Thurston

600 California Street 12th Floor

San Francisco, CA 94108

WELLS FARGO BANK, N.A. FBO SHV P/S FBO YOUNGER, W.H., JR.

Attn: Thomas M. Thurston

600 California Street 12th Floor

San Francisco, CA 94108

WELLS FARGO BANK, N.A. FBO GREGORY P. SANDS ROTH IRA

Attn: Thomas M. Thurston

600 California Street 12th Floor

San Francisco, CA 94108

WELLS FARGO BANK, N.A. FBO

SHV PROFIT SHARING PLAN

FBO ANDREW T. SHEEHAN (ROLLOVER)

Attn: Thomas M. Thurston

600 California Street 12th Floor

San Francisco, CA 94108

667, L.P.

667 Madison Ave., 17th Floor

New York, NY 10021

Attn: Felix Baker

JANUS INVESTMENT FUND ON BEHALF OF THE PARTICIPATING SERIES PORTFOLIO IN EXHIBIT A-1 OF THE SERIES C PREFERRED STOCK PURCHASE AGREEMENT, DATED JULY 9, 2010

151 Detroit Street

Denver, CO 80206

Attn: Rick Noyes

Attn: Angela Morton

JANUS ASPEN SERIES ON BEHALF OF THE PARTICIPATING SERIES PORTFOLIO IN EXHIBIT A-1 OF THE SERIES C PREFERRED STOCK PURCHASE AGREEMENT, DATED JULY 9, 2010

151 Detroit Street

Denver, CO 80206

Attn: Rick Noyes

Attn: Angela Morton

BBT FUND, L.P.

201 Main Street, Suite 3200

Fort Worth, TX 76102

Attn: William O. Reimann

PAC-LINK BIO VENTURE CAPITAL INVESTMENT CORPORATION

16 Fl., 2, Sec 2, Tun Hwa South Road

Taipei, Taiwan, 10683, ROC

Attn: Shan Ko Hsu

D.E. SHAW VALENCE PORTFOLIOS, L.L.C.

D. E. Shaw & Co., L.P.

120 W 45th St, 39th Floor NY,

NY 10036

Attn: Jim Mackey, M.D.

ADAGE CAPITAL PARTNERS, L.P.

200 Clarendon St., 52nd

Boston, MA 02116

Attn: Dan Lehan

GC PARTNERS LP

c/o Cooley LLP

101 California Street

San Francisco, CA 94111-3580

Attn: James Kindler